4Q 2025 Investor Presentation January 29, 2026

2 Safe Harbor The information contained in this investor presentation may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements can sometimes be identified by Arrow's use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," or "intend." These statements may be "forward- looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward-looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication, because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, changes in FDIC assessments, bank failures, difficulties in managing the Arrow’s growth, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Arrow undertakes no obligation to revise or update these forward- looking statements to reflect the occurrence of unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”), other filings with the SEC, and the fourth quarter 2025 earnings release issued January 29, 2026. This presentation makes use of certain non-GAAP terms and metrics commonly accepted and widely used within the banking industry, including, but not limited to, Tangible Book Value per Share (TBV/Share), Full Tax Equivalent (FTE), Tangible Common Equity (TCE), and Efficiency Ratio. Please refer to the Appendix to this presentation for a reconciliation of any non-GAAP measures.

3 Table of Contents • 4Q25 and FY2025 Results and Performance Metrics • Non-Interest Income/Expense • Loans • Deposits/Funding Sources • Credit Quality • Investments • Capital Actions and Ownership • Overview and History

Results

5 4Q25 Summary Financial information provided in this document is unaudited. Return on Average Assets 1.24% Earnings Per Share $0.85 Record FTE NIM 3.25% vs 3.24% (3Q) Return on Average Equity 13.08% Tangible Book Value per Share $24.71 Net Charge-Offs 0.08% NPLs $8.5M; 0.24% of Total Loans Strong finish to 2025 – well positioned for 2026

6 FY2025 Summary Financial information provided in this document is unaudited. Return on Average Assets 1.00% Earnings Per Share $2.65 Record FTE NIM 3.19% 2025 Return on Average Equity 10.66% TBV/Share $24.71; +10.3% YoY Net Charge-Offs 0.19% NPLs $8.5M; 0.24% of Total Loans 2025 saw strong growth in EPS, ROA, NIM and TBV

7 4Q25 and FY2025 Review Highlights  Record 4Q25 Net Income of $14.0 million, or $0.85 EPS  2025 Net Income of $44.0 million, or $2.65 EPS  4Q25 and 2025 EPS driven by NIM expansion (loan & deposit repricing), loan growth  4Q25 included no unification-related expenses – project completed  2025 other income expansion from fee business (Wealth/Insurance/Service fees)  Record FTE 4Q25 NIM 3.25% vs. 3.24% for 3Q25; 2025 NIM of 3.19%  NIM negatively impacted by 4 bps related to elevated, high-cost municipal deposits  4Q25 ROA of 1.24%; 2025 ROA of 1.00%  4Q25 favorably impacted by 9bps due to implementation of tax strategies (lower ETR)  Ending 2025 with strong credit metrics  Generating operating leverage – efficiency ratio trending below 60% Financial information provided in this document is unaudited.

8 4Q 2025 FY 2025 EPS $0.85 $2.65 FTE Net Interest Margin 3.25% 3.19% Profitability Net Revenue $43.4 million $165.6 million Return on Average Assets (ROA) 1.24% 1.00% Return on Average Equity (ROE) 13.08% 10.66% $3.5 billion of gross loans 87.65% loan-to-deposit ratio Balance Sheet $3.9 billion of deposits 6.88% wholesale funding ratio 0.99% Allowance for Credit Losses (ACL) 0% crypto/stablecoin deposits $24.71 Tangible Book Value per Share Capital 9.19% Tangible Common Equity (TCE) Ratio 2025 Reported Results & Key Metrics FY 2025 Impact of Unification • ROA: -4bps • ROE: -43bps • TBV: -$0.11 • TCE: -4bps

9 Net Interest Margin 1 1Yield includes the impact of deferred fees and amortization of loan origination costs 2FTE has historically been 1-2 bps higher than NIM reported under GAAP 2.62% 2.69% 2.79% 2.85% 3.08% 3.16% 3.24% 3.25% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 All NIM presented on a fully taxable equivalent basis (FTE2) 2.62% 2.69% 2.79% 2.85% 3.08% 3.16% 3.24% 3.25% 5.01% 5.17% 5.27% 5.30% 5.30% 5.36% 5.43% 5.45% 2.06% 2.12% 2.12% 2.15% 1.96% 1.96% 1.95% 1.93% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 NIM Average Loan Yield for the Period Shown Cost of Deposits NIM expansion expected to continue in 2026 (excluding FRB rate cuts) • 4Q25 NIM impacted by elevated, high-cost municipal deposits (-4bps) • NIM expansion increasingly driven by lower deposit pricing vs loan repricing • Future FRB rate-cuts will accelerate further NIM expansion

10 4Q 2025 Consolidated Financial Statements 1 Variances are rounded based on actual whole-dollar amounts UNAUDITED Dollars in millions, except per share data Linked Quarter and Comparative Year Income Statement 4Q25 3Q25 Fav/(Unfav) Var1 Total Interest Income $ 54.6 $ 53.6 1.0 Total Interest Expense 19.5 19.5 0.0 Net Interest Income 35.1 34.1 1.0 Non-Interest Income 8.3 8.7 (0.4) Non-Interest Expense 25.8 25.4 (0.4) Pre-Tax, Pre-Provision Net Revenue $ 17.6 $ 17.4 0.2 Provision for Credit Losses $ 0.8 $ 0.8 0.0 Pre-Tax Income $ 16.8 $ 16.6 0.2 Income Tax Expense $ 2.8 $ 3.8 1.0 Reported Net Income $ 14.0 $ 12.8 1.2 EPS $ 0.85 $ 0.77 0.08 Income Statement 2025 2024 Fav/(Unfav) Var1 Total Interest Income $ 210.1 $ 195.0 15.1 Total Interest Expense 77.0 83.3 6.3 Net Interest Income 133.1 111.7 21.4 Non-Interest Income 32.4 28.1 4.3 Non-Interest Expense 102.9 97.3 (5.6) Pre-Tax, Pre-Provision Net Revenue $ 62.6 $ 42.5 20.1 Provision for Credit Losses $ 7.2 $ 5.2 (2.0) Pre-Tax Income $ 55.4 $ 37.3 18.1 Income Tax Expense $ 11.4 $ 7.6 (3.8) Reported Net Income $ 44.0 $ 29.7 14.3 EPS $ 2.65 $ 1.77 0.88

11 4Q 2025 Consolidated Financial Statements 1 Variances rounded based on actual whole-dollar amounts UNAUDITED Dollars in millions, except per share data Linked Quarter and Prior Year Period Balance Sheet 4Q25 3Q25 4Q24 4Q25 vs 3Q251 4Q25 vs 4Q241 Cash & Cash Equivalents $ 214.2 $ 397.4 $ 154.5 (183.2) 59.7 Investment Securities 572.8 558.4 570.8 14.4 2.0 Loans Receivable, net 3,418.8 3,407.9 3,360.9 10.9 57.9 All Other Assets 240.1 223.4 220.1 16.7 20.0 Total Assets $ 4,445.9 $ 4,587.1 $ 4,306.3 (141.2) 139.6 Total Deposits $ 3,939.5 $ 4,100.0 $ 3,827.9 (160.5) 111.6 Total Borrowings 29.2 29.2 33.6 (0.0) (4.4) Other Liabilities 45.3 40.2 43.9 5.1 1.4 Total Liabilities $ 4,014.0 $ 4,169.4 $ 3,905.4 (155.4) 108.6 Stockholders' Equity $ 431.9 $ 417.7 $ 400.9 14.2 31.0 Total Liabilities & Stockholders' Equity $ 4,445.9 $ 4,587.1 $ 4,306.3 (141.2) 139.6

Non-Interest Income/Expense

13 4Q 2025 Non-Interest Income • Wealth Management assets under management (AUM) increased by ~$45 million in 4Q25 • Primarily driven by net account activity (new business less closed accounts) • 4Q25 Other Income negatively impacted from valuation adjustment to an equity position • 4Q24 included a net loss from the repositioning of the investment portfolio Dollars in thousands December 31, 2025 September 30, 2025 December 31, 2024 Fees for Other Services to Customers $ 2,854 $ 2,857 $ 2,763 Fiduciary Activities/Wealth Management 2,771 2,600 2,615 Insurance Commissions 2,050 1,986 1,848 Other Operating Income 593 1,273 (2,997) Total Non-Interest Income $ 8,268 $ 8,716 $ 4,229 Three Months Ended

14 2025 Non-Interest Income • Wealth Management assets under management (AUM) increased by ~$152 million • Net account activity – new business less closed accounts – increased AUM by ~$75 million • Market performance increased AUM by ~$77 million • Insurance revenue up year-over-year • 100% retention of acquired A&B Agency, Inc. (July ‘24) book of business through 4Q25 • Benefit from rising premiums • New customer acquisition(s) in Commercial Lines business • 2024 included a net loss from the repositioning of the investment portfolio Dollars in thousands December 31, 2025 December 31, 2024 Fees for Other Services to Customers $ 11,098 $ 10,892 Fiduciary Activities/Wealth Management 10,304 9,952 Insurance Commissions 7,666 7,147 Other Operating Income 3,364 83 Total Non-Interest Income $ 32,432 $ 28,074 Year Ended

15 4Q 2025 Non-Interest Expense • 4Q25 included no unification-related expenses – project completed • Contributions/Donations increase quarter-over-quarter due to seasonality of “giving campaigns” • Management continues to focus on expense discipline to generate operating leverage Dollars in thousands December 31, 2025 September 30, 2025 December 31, 2024 Compensation & Benefits $ 14,309 $ 14,339 $ 13,332 Occupancy & Equipment 1,881 1,907 1,870 Data Processing & Technology 5,152 4,963 5,119 Advertising & Contributions 681 438 578 Legal & Professional 1,516 1,030 1,526 FDIC Assessment 563 634 664 All Other Expenses 1,702 2,122 2,749 Total Non-Interest Expense $ 25,804 $ 25,433 $ 25,838 Three Months Ended

16 2025 Non-Interest Expense • 2025 expenses included $2.3 million related to unification, primarily comprised of project management (legal & professional) and information technology costs related to the July 2025 system conversion and operational merger Dollars in thousands December 31, 2025 December 31, 2024 Salaries and Employee Benefits $ 56,289 $ 52,707 Occupancy Expenses 7,762 7,169 Technology and Equipment 20,791 19,365 Advertising & Contributions 1,914 1,365 Legal & Professional 5,524 5,816 FDIC Assessment 2,516 2,775 All Other Expenses 8,138 8,071 Total Non-Interest Expense $ 102,934 $ 97,268 Twelve Months Ended

17 Operating Expenses — Efficiency Trends 68.8% 67.7% 66.5% 63.4% 59.6% 59.0% 2023 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025  Operating efficiency trends on the right track  Generating positive core operating leverage  Ongoing expense reviews/initiatives  Non-core items in rear-view mirror (unification)  Operating expenses to benefit (cost reduction/avoidance) from post-unification cost savings  2025 Efficiency Ratio is 62.0%; excluding unification expenses Efficiency Ratio would be 60.6%

Loans

19 Commercial (C&I)1 11.4% Commercial Real Estate (CRE) 17.1% Consumer 31.2% Residential Real Estate (RRE) 40.3% Loans • Portfolio exit rates2 increased 16bps from 4Q24 • Average origination rate exceeded portfolio exit rate in 4Q25 • YTD loan growth ~$73M, or 2.1%, excluding $15M reduction due to 1Q credit event3 • 4Q25 loan growth of ~$11M or 1.3% (annualized) • No single relationship represents more than ~1.75% of total loans Loan Portfolio ~ $3.45 billion 1Commercial (C&I) includes owner-occupied real estate loans 2Loan exit rate is the point in time rate in effect at the end of the reporting period 3Refer to 1Q25 Investor Presentation for more information on 1Q credit event RRE and total loans do not include FV hedge adjustments 4Q Exit Rate2 4Q Originations Consumer 6.62% 6.22% Commercrial Real Estate (CRE) 5.25% 6.27% Commercial (C&I) 5.49% 5.96% Residential Real Estate (RRE) 4.89% 6.10% Quarterly Loan Rates $3.39 $3.41 $3.42 $3.44 $3.45 5.30% 5.30% 5.36% 5.43% 5.42% 4Q24 1Q25 2Q25 3Q25 4Q25 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions As of December 31, 2025

Loan Portfolios – Key Attributes as of 12/31/25

Consumer

- Auto loans sourced through a network of >510 dealers in NY and VT with customers extending beyond those states
- Loans are underwritten/credit scored by Arrow
- >75% of auto loan balances have FICO scores >700
- Less than 4% have FICO scores <620
- Average portfolio FICO score is 742; Average debt to income ratio ~31%; average LTV is 87%
- ~28% new, ~72% used vehicles exposure
- Portfolio turns in less than 36 months, or ~$40M per month

Residential Real Estate

- One-to-four family RRE secured by first or second mortgages on residences and home equity lines located in our market area
- LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)
- As of December 31, 2025, ~$124 million, or ~9%, of RRE loans are either variable-rate or loans that reprice within 12 months

CRE and C&I

- CRE concentration ratio of ~130% of risk-based capital
- CRE excludes owner-occupied real estate loans
- CRE loans extended to businesses/borrowers primarily located in our regional market area
- No CRE exposure to large metropolitan areas – e.g. NYC
- As of December 31, 2025:
  - Non-owner occupied Office exposure accounted for <7% of CRE and ~1% of total loans
  - Non-owner occupied Retail exposure accounted for ~13% of CRE and ~2% of total loans outstanding
  - Total Hotels and Motels exposure accounted for ~26% of CRE and <5% of total loans outstanding
  - ~$176 million, or ~30%, of CRE loans are variable-rate loans or are loans that reprice within 12 months
- C&I loans extended to businesses/ borrowers primarily located in our regional market area
- As of December 31, 2025, ~$89 million, or ~23%, of C&I loans are either variable-rate loans or loans that reprice within 12 months

ARROW Financial Corporation
20

Deposits/Funding Sources

22 Deposit Balances – Excl. Brokered CDs 27.0% 27.2% 28.0% 26.4% 27.4% 27.9% 29.2% 24.3% 23.3% 22.7% 25.2% 23.6% 25.3% 21.6% 48.7% 49.5% 49.3% 48.4% 49.0% 46.8% 49.2% 4Q 2022 4Q 2023 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Non-Municipal Municipal Business Dollars in billions $3.50 $3.51 $3.56 $3.67 $3.63 $3.80 $3.64 • 1Q & 3Q 2025 deposit balances reflect seasonal surge of municipal deposits • Favorable mix trend toward business deposits – reducing municipal deposit exposure

23 Deposit Balances – Excl. Brokered CDs 23.9% 21.5% 19.8% 19.0% 20.3% 20.3% 19.8% 28.5% 22.8% 22.8% 25.2% 24.4% 25.7% 23.7% 41.6% 41.8% 42.7% 41.8% 40.9% 40.2% 42.8% 6.0% 13.9% 14.7% 14.0% 14.4% 13.8% 13.7% 4Q 2022 4Q 2023 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.50 $3.51 $3.56 $3.67 $3.63 $3.80 $3.64 Year-over-year deposit growth with relative stable product mix

24 4Q 2025 Funding Sources and Exit Rates • Retail deposit rates decreased by 8bps from 1.68% to 1.60% in 4Q25 • Rate cuts implemented in early November and December across all products • Continued strong pricing discipline Dollars in millions Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 309 0.00% $ 421 0.00% $ (8) 0.00% $ 722 0.00% Interest Bearing Checking 321 0.09% 309 2.87% 232 0.26% 862 1.13% Savings and Money Market 747 1.24% 296 2.68% 514 3.05% 1,558 2.11% Time Deposits 414 3.24% 35 3.32% 48 2.30% 497 3.15% Retail Deposits $ 1,791 1.28% $ 1,061 1.69% $ 787 2.21% $ 3,639 1.60% Brokered CDs - Net of Swap Effect 300 3.95% Total Deposits $ 1,791 1.28% $ 1,061 1.69% $ 787 2.21% $ 3,939 1.78% Other Borrowings 9 1.96% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,791 1.28% $ 1,061 1.69% $ 787 2.21% $ 3,969 1.79% Consumer Business Municipal Total As of December 31, 2025

25 Retail Deposit Analysis • Disciplined pricing continues to favorably impact retail deposit (exit) rates • Growth in Demand Deposit balances benefitting from new commercial account wins 4Q vs 3Q Dollars in millions Balance Exit Rate Balance Exit Rate Balance Exit Rate Demand (Non-Interest Bearing) $722 0.00% $771 0.00% -$49 0.00% Interest Bearing Checking $862 1.13% $978 1.04% -$116 0.09% Savings and Money Market $1,558 2.11% $1,526 2.38% $32 -0.27% Time Deposits $497 3.15% $525 3.34% -$28 -0.19% Total $3,639 1.60% $3,800 1.68% -$161 -0.08% 4Q 2025 3Q 2025 Variance

Credit Quality

27 Credit Quality 0.66% 0.64% 0.66% 0.62% 0.56% 0.19% 0.18% 0.24% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Non-Performing Loans (NPL) / Gross Loans Dollars in millions  2025 annualized charge-offs were 19bps  4Q25 annualized charge-offs were 8bps  Allowance for credit losses to loans is 0.99%  Allowance to NPL coverage of 406%  Over $4 million of non-performing loans are currently making payments  ~$1.9 million expected to return to accrual status in early 2026 $21.4 $21.1 $21.9 $21.0 $19.0 $6.4 $6.3 $8.5

28 Delinquent Loan Trends 0.43% 0.45% 0.51% 0.68% 0.57%0.58% 0.62% 0.76% 0.56% 0.61% 0.60% 0.60% 0.53% 0.58% 0.69% 0.84% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Delinquent Loans to Total Loans – Excl. $15M CRE Loan Participation  Seasonal (4Q) fluctuation  Delinquency impacted by one commercial loan, $2.6 million or 0.08%  Expected to payoff in 1Q 2026 Delinquent loans are defined as being past due no more than 89 days and still accruing interest

29 Allowance for Credit Losses $33,598 ($6,550) $6,550 $724 $34,322 4Q 2024 Net Charge-Offs Net Charge-Offs Loan Growth & Model Calculation 4Q 2025 2025 Allowance for Credit Loss Walk Provision for Credit Losses $7.3M  In 2Q25, new Loss Drivers implemented for CECL model – resulting in > $2 million reallocation of allowance from residential portfolio to the commercial portfolios  Net Charge-offs included $3.75 million in 2Q25 for one large commercial relationship Dollars in thousands

Investments

31 • During 4Q25 book yield increased 9bps to 3.38% while duration is 3.33 years • 2025 sub-debt purchases total $22.5M with a yield of 6.87% • Overall unrealized losses ~3% of investment portfolio value Investment Portfolio – AFS and HTM 1 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI Dollars in thousands December 31, 2025 1.45 0.90 0.62 0.80 3.33 Duration 3.94 1.18 3.67 3.10 2.14 5.27 3.66 1.07 2,127$ 4.39% 4.44 0$ (184) Agency CMO Municipal - Local Other Total AFS US Treasuries 7.02% 6.59% 3.35% 0 108 (17,034)$ Market Value 24,816 33,867 29,003 1,513 1,474 29,003 200 23,608 495,868$ 2,549$ 78,436$ 80,563$ Category 93,916$ 6,206 6,046 (160) 3.38% 379,560 360,635 (18,925) 2.95% Unrealized Gain / (Loss)1 Book Yield 2.92% Current Book Value 25,000 Total Investments US Agencies 200 23,500 512,902$ 2,592$ Agency MBS (17,440)$ 2.37% 2.56% 66,569$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 33,543 66,975$ (43)$ (39) Expected Run-Off by EOY 2026 0 64,529 552 3.96 Wtd Avg Remaining Life 1.22 4.27 3.42 22,480 4,350 28,835$ 2.14 9.28 4.36 1.12 1.55 0.96 0.62 0.83 0 0 65,081$ 1,301$ 704 579,877$ 562,437$ 2.73% 4.81% 3.62% 3.38% (324) 0 (406)$

Capital Actions and Ownership

33 Capital & Ownership • Declared 1Q26 Dividend of $0.30 per share; 49th consecutive quarter of dividends • 2025 Share Repurchase Activity • ~$9.9M of stock repurchases • ~377.5K shares at an average price of $26.32 • $5.1 million remaining under current repurchase authorization • Stock Ownership as of December 31, 2025 • Approximately 16.5M shares outstanding: • Management – Approximately 0.6% • Directors – Approximately 1.4% • Employees – Approximately 5.2% • a) Employee Stock Ownership Plan, b) Employee Stock Purchase Plan and c) Equity Incentives • The above percentages do not include approximately 58K (0.4%) in unvested restricted stock awards • 2H25 Insider Activity • Current Management and Directors added ~27K shares/~$750K

34 $22.40 $2.65 ($1.14) ($0.07) $0.87 $24.71 4Q 2024 Net Income Dividends AOCI Stock Repurchases 4Q 2025 2025 TBV / Share Walk Fully Diluted Tangible Book Value (TBV) TBV growth driven by strong earnings and improved AOCI marks

35 Capital Position 9.68% 13.10% 13.74% 14.86% 9.19% 9.66% 13.07% 13.71% 14.86% 8.60% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Financial Corporation1 Minimum Regulatory Capital Ratios 3Q 2025 4Q 2025 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report 2 Non-GAAP measure. See reconciliation in Appendix 2

36 Capital Position 9.26% 13.23% 13.24% 14.37% 9.24% 13.16% 13.16% 14.31% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Capital Ratios – Arrow Bank1 Minimum Regulatory Capital Ratios 3Q 2025 4Q 2025 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report Strong Regulatory Capital Ratios

Overview and History

38 Financial Snapshot 2019 2020 2021 2022 2023 2024 2025 Total assets $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,306,348 $4,445,862 Loans $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,394,541 $3,453,093 Loan-to-deposit ratio 91.2% 80.2% 75.1% 85.3% 87.1% 88.7% 87.7% ROA 1.24% 1.17% 1.28% 1.21% 0.74% 0.70% 1.00% Efficiency ratio1 57.08% 52.80% 54.16% 54.26% 68.81% 67.68% 61.97% Net non-interest expense/avg assets 2.22% 2.02% 2.00% 2.01% 2.28% 2.27% 2.34% NIM 3.05% 2.99% 2.97% 3.03% 2.65% 2.72% 3.19% AFC Tier 1 Leverage Ratio 9.98% 9.07% 9.20% 9.80% 9.84% 9.60% 9.68% ROE 13.17% 12.77% 14.09% 13.55% 8.29% 7.72% 10.66% TBV1 per share $16.48 $18.32 $20.41 $19.37 $21.06 $22.40 $24.71 Net interest income $88,049 $99,202 $110,355 $118,343 $104,832 $111,732 $133,164 Net income $37,475 $40,827 $49,857 $48,799 $30,075 $29,711 $43,953 EPS $2.23 $2.41 $2.92 $2.86 $1.77 $1.77 $2.65 Dollars in thousands, except per share amounts 1Non-GAAP measure. See reconciliation in Appendix

39 Our Profile • Bank holding company • Arrow Bank National Association • Upstate Agency, LLC • Wealth Management Services • $4.4 billion in assets • ~600 employees • Primary service area population of more than 1.1 million Insurance Offices Bank Branches 938

40 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street 1932 Changed name to Glens Falls National Bank and Trust Company 1949 Broke ground at 250 Glen Street — our current headquarters 1981 Glens Falls National Bank went public on NASDAQ as GFAL 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW

41 Our History 1988 Formed Saratoga National Bank and Trust Company 1999 Surpassed $1 billion in assets 2004 Bought first insurance agency 2001 Added to the Russell 2000 Index 2021 Topped $4 billion in assets 2018 Consolidated our insurance business into the Upstate Agency brand 2012 Reached $2 billion in assets 2024 Unified banking subsidiaries to form Arrow Bank, NA 2026 Celebrating 175th anniversary

42 President and Chief Executive Officer Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank, now named Arrow Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank, now named Arrow Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and Arrow Bank and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco, President and CEO

43 Experienced Leadership Team Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Penko Ivanov, Senior Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank, now named Arrow Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Andrew J. Wise, Senior Executive Vice President, Chief Risk Officer Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, he oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Stonier School of Banking, with a Wharton Leadership certificate, and has completed the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Marc Yrsha, Senior Executive Vice President, Chief Banking Officer

44 Experienced Leadership Team Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Brooke Pancoe, Executive Vice President, Chief Human Resources Officer Mr. Jacobs joined the Company in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Michael Jacobs, Executive Vice President, Chief Information Officer

Appendix

46 Reconciliation of Non-GAAP Financial Measures Three months ended December 31, 2025 Year ended December 31, 2025 Non-Interest Expense $ 25,804 $ 102,934 Less: Intangible Asset Amortization 74 311 Net Non-Interest Expense $ 25,730 $ 102,623 Net Interest Income, Tax-Equivalent $ 35,255 $ 133,700 Non-Interest Income 8,268 32,432 Less: Net (Loss) Gain on Securities (127) 542 Net Gross Income $ 43,650 $ 165,590 Efficiency Ratio 58.95% 61.97% Financial Institutions often use the "efficiency ratio", a non-GAAP ratio, as a measure of expense control. Arrow believes the efficiency ratio provides investors with information that is useful in understanding its financial performance. Arrow defines efficiency ratio as the ratio of non-interest expense to net gross income (which equals tax-equivalent net interest income plus non-interest income, as adjusted). Three months ended December 31, 2025 Year ended December 31, 2025 Interest Income (GAAP) $ 54,610 $ 210,147 Add: Tax-Equivalent adjustment (Non-GAAP) 112 536 Interest Income - Tax Equivalent (Non-GAAP) $ 54,722 $ 210,683 Net Interest Income (GAAP) $ 35,143 $ 133,164 Add: Tax-Equivalent adjustment (Non-GAAP) 112 536 Net Interest Income - Tax Equivalent (Non-GAAP) $ 35,255 $ 133,700 Average Earning Assets 4,302,305 4,197,528 Net Interest Margin (Non-GAAP)* 3.25% 3.19% Net Interest Margin is the ratio of annualized tax-equivalent net interest income to average earning assets. This is also a non-GAAP financial measure, which Arrow believes provides investors with information that is useful in understanding its financial performance.

47 Reconciliation of Non-GAAP Financial Measures December 31, 2025 Total Stockholders' Equity (GAAP) $ 431,852 Less: Goodwill and Other Intangible assets, net 25,530 Tangible Equity (Non-GAAP) $ 406,322 Total Assets (GAAP) $ 4,445,862 Less: Goodwill and Other Intangible assets, net 25,530 Tangible Assets (Non-GAAP) $ 4,420,332 Tangible Equity to Tangible Assets (Non-GAAP) (TCE) 9.19% Period End Shares Outstanding 16,445 Tangible Book Value per Share (Non-GAAP) $ 24.71 Net Income 14,013 Return on Tangible Equity (Net Income/Tangible Equity - Annualized) 13.92% Tangible Book Value, Tangible Equity, and Return on Tangible Equity exclude goodwill and other intangible assets, net from total equity.  These are non-GAAP financial measures, which Arrow believes provide investors with information that is useful in understanding its financial performance.

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